                                      CHASE
                              EQUITY GROWTH II FUND
                                  ANNUAL REPORT

                                DECEMBER 31, 2000

Chairman's Letter

                                                                February 5, 2001

Dear Shareholder:

We are pleased to present this annual report for the Chase Funds for the year ended December 31, 2000. To help you analyze your investment, this report gives you specific information on your Fund's holdings, performance, management strategies and outlook.

A RETURN TO VALUE

Following several years in which growth-oriented stocks significantly outperformed value stocks, 2000 will long be remembered as a year in which investor sentiment changed dramatically. Early in the year, investors continued to buy so-called "new economy" stocks with a vengeance, bidding up their valuations to historically high levels and virtually ignoring more traditional industry sectors. In fact, in the first two months of the year, the technology-dominated NASDAQ was up 15.42% while the broader S&P 500 Index's return was -7%. On March 10, the NASDAQ reached its high of the year, above the 5000 mark and then began a steady descent that cut its value in half by the end of the year. Whether the cause of the technology bear market was tight monetary policy, valuation concerns or simply a reversion to the mean, investors began to focus on value and real earnings today instead of high-growth stocks with potential and momentum.

While the growth portion of the large-cap S&P 500 ended the year at -22.08%, value stocks in the index were up 6.08%. Small and mid-cap stocks also turned in positive performances, with the S&P 600 SmallCap Index up 11.80% and the S&P 400 Mid Cap Index returning 17.50%.

U.S. ECONOMY BEGINS TO SHOW STRAIN, TREASURIES DOMINATE BOND MARKET

Despite a policy of incremental short-term interest rate increases by the Federal Reserve Board, the U.S. economy continued to expand at a rapid pace in the first half of the year, growing at 5.4% and 5.6%, respectively, in the first two quarters.

In the bond market, Treasuries strongly outperformed other issues during the year. Initially, this was the result of the Treasury Department's buyback program for longer-dated Treasury bonds in light of the growing federal budget surplus. Once the market was able to adjust to the buyback program, the slowing economy helped Treasuries to continue to perform well.

Moving into 2001, the major issue in both the stock and bond markets is whether the U.S. economy can achieve a soft landing that avoids recession, which is defined as two consecutive quarters of negative GDP growth. By the end of 2000, the Federal Reserve Board had shifted from a tightening mode to an easing bias and, in fact, cut the Federal Funds rate by .50% on January 3, 2001. Looking ahead, the stock and corporate bond markets will most likely have to get through what could be a couple of difficult quarters on the corporate earnings front, with support being provided by the Fed's accommodative monetary policy.

Regardless of which course the economy takes in the coming months, our equity managers will continue to pick what they believe are the best stocks across sectors, those with potential to maintain and increase earnings moving forward. When analyzing our equity funds' performance, please remember that these are growth-oriented funds, which were out of favor during the year, and should be compared to growth indexes. For their part, our bond fund managers will look to add value through individual security selection and sector allocation.

Effective December 31, 2000, the historic merger between J.P. Morgan and Chase was completed. Please note that as determined in recent shareholder meetings, the decision was made to merge the Chase Funds with the Chase Vista Funds, effective the first quarter of 2001. On behalf of everyone here, we thank you for your business and the confidence you've placed in us.

Sincerely yours,


/s/ Fergus Reid


Fergus Reid
Chairman

CHASE EQUITY GROWTH II FUND
As of December 31, 2000 (unaudited)

HOW THE FUND PERFORMED
Chase Equity Growth II Fund, which seeks to provide capital growth by investing in large cap growth stocks, declined by 23.43% for the year ended December 31, 2000. This compares with a loss of 22.08% for the S&P 500/BARRA Growth Index.

HOW THE FUND WAS MANAGED
Growth stocks experienced extraordinary volatility in 2000 as technology valuations imploded. The rising tide in technology stocks lifted the Fund during the first three months of the year. But as technology stock prices started to fall back in March, so did the Fund.

The initial setbacks occurred among some of the more speculative technology names. By the autumn, however, even the sector's bellwether names were losing value. One after another, they issued statements warning of shrinking technology spending.

In common with its S&P 500/BARRA Growth Index benchmark, the Fund had a high weighting in technology stocks. Holdings which suffered were well-known names like Cisco Systems, Dell Computer, Lucent Technologies and Microsoft. To demonstrate how stretched valuations became can be seen in the fact that Cisco's market capitalization was, at one point, greater than that of the entire S&P 600 SmallCap Index.

Outside technology, performance was mixed. Healthcare was the best performing sector. Classic defensive stocks like Eli Lilly, Merck, Pfizer and Warner-Lambert did well. Even here, however, some highly rated growth stocks corrected. Medimmune fell back as analysts voiced fears over the European launch of its successful Synagis treatment for respiratory infections in babies.

Some financials recorded gains. Of particular note were Merrill Lynch and Morgan Stanley. Consumer staples stocks varied. While Pepsico recorded a positive performance, Procter & Gamble fell back as it reported disappointing earnings growth. In the consumer discretionary sector, Best Buy and Wal-Mart Stores were significant fallers.

LOOKING AHEAD
Looking forward, the manager will continue to invest in companies with sustainable earnings growth prospects. The manager will look for opportunities in these equities created by indiscriminate selling, and probable further Federal Reserve Board rate cuts.

CHASE EQUITY GROWTH II FUND
As of December 31, 2000 (Unaudited)


TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO


1. GENERAL ELECTRIC CO. (6.6%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

2. PFIZER, INC. (5.8%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

3. EMC CORP. (5.7%) Provides enterprise storage systems, software, networks and services.

4. CISCO SYSTEMS, INC. (4.4%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. Products include routers, LAN switches, frame relay/ATM and remote access concentrators.

5. WAL-MART STORES, INC. (4.3%) Operates discount stores and Supercenters as well as Sam's Clubs which offer merchandise such as apparel, housewares, small appliances, electronics and hardware.

6. AMGEN, INC. (4.1%) Discovers, develops, manufactures and markets human therapeutics based on cellular and molecular biology. The Company focuses its research on secreted protein and small molecule therapeutics.

7. INTEL CORP. (3.7%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communications products, system management software, conferencing products and digital imaging products.

8. NOVELLUS SYSTEMS, INC. (3.2%) Manufactures, markets and services advanced automated wafer fabrication systems for the deposition of thin films.

9. ORACLE CORP. (3.1%) Supplies software for enterprise information management. It offers databases and relational servers, application development and decision support tools and enterprise business applications.

10. MERRILL LYNCH & CO., INC. (3.1%) Provides a variety of financial and investment services through offices around the world. The Company serves the needs of both individual and institutional clients with a diverse range of financial services including personal financial planning, trading and brokering, banking and lending and insurance.


Top 10 equity holdings comprised 44.0% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE EQUITY GROWTH II FUND
As of December 31, 2000 (Unaudited)


AVERAGE ANNUAL TOTAL RETURNS

                                           Since
                                           Inception
                            1 Year         (7/1/99)
----------------------------------------------------------
Equity Growth II Fund       -23.43%        -8.25%
----------------------------------------------------------


LIFE OF FUND PERFORMANCE (7/1/99 TO 12/31/00)

[GRAPHICAL REPRESENTATION OF LINE CHART]
Chase Equity Growth II Fund             $8,788
S&P 500/BARRA Growth Index              $9,005
Lipper Large-Cap Growth Funds Index     $9,671

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund is currently waiving certain fees. The voluntary waiver may be modified or terminated at any time, which would reduce performance

The Fund commenced operations on July 1, 1999.

Chart illustrates the comparative performance for $10,000 invested in the Chase Equity Growth II Fund, S&P 500/BARRA Growth Index and the Lipper Large-Cap Growth Funds Index from July 1, 1999 to December 31, 2000.

The performance of the Fund assumes the reinvestment of all dividends and capital gains and does not include a sales charge. Performance of the indices does not include sales charge and has been adjusted to reflect the reinvestment of all dividends and capital gains on the securities included in the benchmark.

The S&P 500/BARRA Growth Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks. Total return figures include the reinvestment of dividends. An individual cannot invest directly in an index.

The Lipper Large-Cap Growth Funds Index consists of funds that invest in large-cap growth stocks. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. An individual cannot invest directly in an index.

CHASE EQUITY GROWTH II FUND
PORTFOLIO OF INVESTMENTS
As of December 31, 2000
(Amounts in Thousands)

    SHARES      ISSUER                                                      VALUE
-------------------------------------------------------------------------------------
LONG - TERM INVESTMENTS - 97.4%
-------------------------------------------------------------------------------------
                COMMON STOCK -- 97.4%
                BIOTECHNOLOGY -- 5.6%
           44   Amgen, Inc. *                                                  $2,832
           17   Biogen, Inc. *                                                  1,018
                                                                        -------------
                                                                                3,850
                COMPUTER NETWORKS -- 4.4%
           78   Cisco Systems, Inc. *                                           2,995
                COMPUTER SOFTWARE -- 5.6%
           40   Microsoft Corp. *                                               1,744
           73   Oracle Corp. *                                                  2,120
                                                                        -------------
                                                                                3,864
                COMPUTERS/COMPUTER HARDWARE -- 11.3%
           45   Compaq Computer Corp.                                             672
           25   Dell Computer Corp. *                                             443
           59   EMC Corp. *                                                     3,914
           19   International Business Machines Corp.                           1,583
           40   Sun Microsystems, Inc. *                                        1,128
                                                                        -------------
                                                                                7,740
                CONSUMER PRODUCTS -- 2.5%
           22   Gillette Co.                                                      806
           12   Procter & Gamble Co.                                              903
                                                                        -------------
                                                                                1,709
                DIVERSIFIED -- 7.5%
           93   General Electric Co.                                            4,476
           12   Tyco International LTD (Bermuda)                                  659
                                                                        -------------
                                                                                5,135
                FINANCIAL SERVICES -- 7.7%
           66   Charles Schwab Corp.                                            1,870
           31   Merrill Lynch & Co., Inc.                                       2,100
           17   Morgan Stanley Dean Witter & Co.                                1,341
                                                                        -------------
                                                                                5,311
                FOOD/BEVERAGE PRODUCTS -- 3.6%
           18   Coca-Cola Co.                                                   1,118
           28   PepsiCo, Inc.                                                   1,368
                                                                        -------------
                                                                                2,486


                        See notes to financial statements.


CHASE EQUITY GROWTH II FUND
PORTFOLIO OF INVESTMENTS
As of December 31, 2000
(Amounts in Thousands)

    SHARES      ISSUER                                                        VALUE
-------------------------------------------------------------------------------------
LONG - TERM INVESTMENTS - CONTINUED
-------------------------------------------------------------------------------------
                HEALTH CARE/HEALTH CARE SERVICES -- 2.5%
            7   Medtronic, Inc.                                                  $415
           21   UnitedHealth Group, Inc.                                        1,314
                                                                        -------------
                                                                                1,729
                INDUSTRIAL COMPONENTS -- 0.5%
            3   SPX Corp. *                                                       314
                MULTI-MEDIA -- 3.8%
           59   The Walt Disney Co.                                             1,720
           18   Time Warner, Inc.                                                 918
                                                                        -------------
                                                                                2,638
                PHARMACEUTICALS -- 15.9%
           12   Bristol-Myers Squibb Co.                                          865
           15   Eli Lilly & Co.                                                 1,354
           11   Johnson & Johnson                                               1,111
           14   Medimmune, Inc. *                                                 649
           20   Merck & Co., Inc.                                               1,916
           86   Pfizer, Inc.                                                    3,936
           17   Pharmacia Corp.                                                 1,019
                                                                        -------------
                                                                               10,850
                PHOTOGRAPHIC EQUIPMENT -- 0.9%
           15   Eastman Kodak Co.                                                 595
                RESTAURANTS/FOOD SERVICES -- 1.9%
           39   Tricon Global Restaurants, Inc. *                               1,275
                RETAILING -- 7.7%
           26   Best Buy Co., Inc. *                                              782
           35   Home Depot, Inc.                                                1,590
           55   Wal-Mart Stores, Inc.                                           2,942
                                                                        -------------
                                                                                5,314
                SEMI-CONDUCTORS -- 12.1%
           45   Applied Materials, Inc. *                                       1,734
           83   Intel Corp.                                                     2,500
           28   KLA-Tencor Corp. *                                                942
           61   Novellus Systems, Inc. *                                        2,182
           20   Texas Instruments, Inc.                                           969
                                                                        -------------
                                                                                8,327
                TELECOMMUNICATIONS -- 0.5%
           15   Nextel Communications, Inc., Class A *                            374


                      See notes to financial statements.


CHASE EQUITY GROWTH II FUND
PORTFOLIO OF INVESTMENTS
As of December 31, 2000
(Amounts in Thousands)

    SHARES      ISSUER                                                      VALUE
-------------------------------------------------------------------------------------
LONG - TERM INVESTMENTS - CONTINUED
-------------------------------------------------------------------------------------
                TELECOMMUNICATIONS EQUIPMENT -- 3.4%
           15   ADC Telecommunications, Inc. *                                   $271
            2   Avaya, Inc. *                                                      25
           13   JDS Uniphase Corp. *                                              561
           29   Lucent Technologies, Inc.                                         390
           33   Nortel Networks Corp. (Canada)                                  1,069
                                                                        -------------
                                                                                2,316

-------------------------------------------------------------------------------------
                    Total Long-Term Investments                                66,822
                (Cost $79,544)
-------------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT - 2.2%

-------------------------------------------------------------------------------------
          PRINCIPAL
          AMOUNT
              REPURCHASE AGREEMENT -- 2.2%
     $1,475   Greenwich Capital Markets, Inc., Tri Party, in a joint
                  trading account at 6.30%, due 01/02/01, (Dated 12/29/00,
                  Proceeds $1,476, Secured by U.S. Government Agency
                  Obligations, $1,496, 6.00% through 7.50%, due
                  03/01/29 through 12/01/30; Market Value $1,509)               1,475
              (Cost $1,475)

-------------------------------------------------------------------------------------
              Total Investments-- 99.6%                                       $68,297
              (Cost $81,019)
-------------------------------------------------------------------------------------

INDEX:
*             -  Non-income producing security.


                         See notes to financial statements.


CHASE EQUITY GROWTH II FUND
STATEMENT OF ASSETS AND LIABILITIES As of December 31, 2000
(Amounts in Thousands, Except Per Share Amounts)
ASSETS:
     Investment securities, at value (Note 1)                                   $        68,297
     Receivables:
         Fund shares sold                                                                   476
         Interest and dividends                                                              38
                                                                               -----------------
             Total Assets                                                                68,811
                                                                               -----------------

LIABILITIES:
     Accrued liabilities: (Note 2)
         Investment advisory fees                                                            17
         Administration fees                                                                  8
         Custody and accounting fees                                                         20
         Other                                                                               75
                                                                               -----------------
             Total Liabilities                                                              120
                                                                               -----------------

NET ASSETS:
     Paid in capital                                                                     86,138
     Accumulated distributions in excess of net investment income                            (6)
     Accumulated net realized loss on investments                                        (4,719)
     Net unrealized depreciation of investments                                         (12,722)
                                                                               -----------------
             Net Assets                                                         $         68,691
                                                                               =================

Shares of beneficial interest outstanding
($.001 par value; unlimited number of shares authorized)                                  7,830

Net Asset Value
(maximum offering and redemption price per share)                               $           8.77
                                                                               -----------------

Cost of investments                                                             $         81,019
                                                                               -----------------

                         See notes to financial statements.


CHASE EQUITY GROWTH II FUND
STATEMENT OF OPERATIONS For the year ended December 31, 2000
(Amounts in Thousands)
INVESTMENT INCOME:
     Dividend                                                        $          317
     Interest                                                                   248
                                                                     ---------------
         Total investment income                                                565
                                                                     ---------------

EXPENSES: (Note 2)
     Investment advisory fees                                                   321
     Administration fees                                                        120
     Custody and accounting fees                                                 78
     Printing and postage                                                        23
     Professional fees                                                           33
     Registration expenses                                                       36
     Transfer agent fees                                                         25
     Trustees' fees                                                               3
     Other                                                                        8
                                                                     ---------------
         Total expenses                                                         647
                                                                     ---------------
     Less amounts waived (Note 2)                                               165
     Less expense reimbursements (Note 2)                                         1
                                                                     ---------------
         Net expenses                                                           481
                                                                     ---------------
             Net investment income                                               84
                                                                     ---------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
     Net realized loss on investments                                        (4,702)
     Change in net unrealized depreciation of investments                   (17,224)
                                                                     ---------------
         Net realized and unrealized loss on investments                    (21,926)
                                                                     ---------------
     Net decrease in net assets from operations.                     $      (21,842)
                                                                     ===============


                         See notes to financial statements.

CHASE EQUITY GROWTH II FUND
STATEMENT OF CHANGES IN NET ASSETS For the periods indicated
(Amounts in Thousands)

                                                                                           Year           7/1/99*
                                                                                           Ended          Through
                                                                                        12/31/2000       12/31/1999
                                                                                       --------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
     Net investment income                                                             $          84    $         30
     Net realized loss on investments                                                         (4,702)            (17)
     Change in net unrealized appreciation/depreciation of
       investments                                                                           (17,224)          4,502
                                                                                       --------------   -------------
         Increase (decrease) in net assets from operations                                   (21,842)          4,515
                                                                                       --------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
     Net investment income                                                                      (101)            (19)
                                                                                       --------------   -------------

CAPITAL SHARE TRANSACTIONS:
     Shares sold                                                                              71,222          38,153
     Shares issued in reinvestment of distributions                                              101              19
     Shares redeemed                                                                         (21,907)         (1,450)
                                                                                       --------------   -------------
         Increase from capital share transactions                                             49,416          36,722
                                                                                       --------------   -------------
         Total increase in net assets                                                         27,473          41,218
NET ASSETS:
     Beginning of period                                                                      41,218               -
                                                                                       --------------   -------------
     End of period                                                                     $      68,691    $      41,218
                                                                                       ==============   =============

SHARE TRANSACTIONS:
     Shares sold                                                                               6,233           3,733
     Shares issued from reinvestment of distributions                                             12               2
     Shares redeemed                                                                          (2,008)           (142)
                                                                                       --------------   -------------
                                                                                               4,237           3,593
                                                                                       ==============   =============

* Commencement of operations.


                         See notes to financial statements.

Chase Equity Growth II Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Mutual Fund Investment Trust (the "Trust") was organized on September 23, 1997 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. Chase Equity Growth II Fund ("EGII") or, the "Fund," is a separate series of the Trust. The Fund commenced operations on July 1, 1999.

     The Fund seeks to provide capital appreciation by emphasizing its investments in the growth sectors of the economy. The Fund may be purchased only by participating employee benefit plans that meet the minimum investment requirement.

     THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE FUND:

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. VALUATION OF INVESTMENTS -- Equity securities are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith or at the direction of the Trustees.

     B. REPURCHASE AGREEMENTS -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may transfer uninvested cash balances into one or more joint trading accounts for the purpose of investing in repurchase agreements. It is the Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held in one or more joint trading account by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System.

          In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     D. FEDERAL INCOME TAXES -- The Fund is treated as a separate entity for Federal income tax purposes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

     E. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent the "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

     F. EXPENSES -- Expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or another reasonable basis.


2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY FEE -- Pursuant to a separate Investment Advisory Agreement, The Chase Manhattan Bank ("Chase" or the "Advisor"), acts as the Investment Advisor to the Fund. Chase is a direct wholly-owned subsidiary of J.P. Morgan Chase & Co., formerly The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Fund and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.40% of the Fund's average daily net assets. The Advisor voluntarily waived a portion of its fees for the year ended December 31, 2000 in the amount of $151,173.

          Prior to August 1, 2000, Chase Bank of Texas N.A. ("Chase Texas"), a wholly-owned subsidiary of The Chase Manhattan Corporation, was the Sub-Investment Advisor to the Fund. Pursuant to the Sub-Investment Advisory Agreement between Chase Texas and Chase, Chase Texas was entitled to receive a fee payable by Chase from its advisory fee, at an annual rate equal to 0.20% of average daily net assets.

     B. SUB-ADMINISTRATION FEES -- Pursuant to a Distribution and Sub-Administration Agreement, Chase Fund Distributors, Inc. ("CFD" or the "Distributor"), a wholly-owned subsidiary of The BISYS Group, Inc., acts as the Fund's distributor and sub-administrator.

          For the sub-administrative services it performs, CFD is entitled to receive a fee from the Fund at an annual rate equal to 0.05% of the Fund's average daily net assets. The Distributor voluntarily waived a portion of its fees for the year ended December 31, 2000 in the amount of $4,753.

     C. ADMINISTRATION FEE -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from the Fund a fee computed at an annual rate equal to 0.10% of the Fund's average daily net assets. The Administrator voluntarily waived a portion of its fees for the year ended December 31, 2000 in the amount of $9,507.

     D. OTHER -- Certain officers of the Trust are officers of Chase Fund Distributors, Inc. or of its parent corporation, The BISYS Group, Inc.

          The Distributor voluntarily reimbursed expenses of the Fund in the amount as shown on the Statement of Operations.

3. INVESTMENT TRANSACTIONS For the year ended December 31, 2000, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

         Purchases (excluding U.S. Government)          $       74,666
         Sales (excluding U.S. Government)                      24,926

4. FEDERAL INCOME TAX MATTERS For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2000 are as follows (in thousands):

         Aggregate cost                                  $       81,023
                                                         -------------------
         Gross unrealized appreciation                   $         6,571
         Gross unrealized depreciation                          (19,297)
                                                         -------------------
         Net unrealized depreciation                     $      (12,726)
                                                         ===================

5. CONCENTRATIONS At December 31, 2000, EGII invested 37.0% of its portfolio in securities issued by technology sector companies, such as computer hardware and software companies, internet connectivity providers and telecommunications equipment manufacturers. Valuations of companies in the technology sector are typically subject to greater volatility than other sectors.

     At December 31, 2000, EGII invested 23.9% of its portfolio in securities issued by companies in the health care industry, such as biotechnology companies, pharmaceutical companies and health care service providers.

6. CONCENTRATION OF SHAREHOLDERS At December 31, 2000, all shares outstanding for the Fund are owned by the participants in The Chase Manhattan Bank 401(K) Savings Plan.

CHASE EQUITY GROWTH II FUND
FINANCIAL HIGHLIGHTS For the periods indicated


                                                                            Year          7/1/99 *
                                                                           Ended          Through
PER SHARE OPERATING PERFORMANCE                                          12/31/2000       12/31/99
                                                                        -------------   -------------
Net asset value, beginning of period                                    $      11.47    $      10.00
                                                                        -------------   -------------
Income from investment operations:
     Net investment income                                                      0.01            0.01
     Net gains or losses on investments (both
     realized and unrealized)                                                  (2.70)           1.47
                                                                        -------------   -------------
         Total from investment operations                                      (2.69)           1.48
                                                                        -------------   -------------
Less distributions:
     Dividends from net investment income                                       0.01            0.01
                                                                        -------------   -------------
Net asset value, end of period                                          $       8.77    $      11.47
                                                                        =============   =============

Total return                                                                 (23.43%)         14.76%

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (millions)                                        $69             $41
Ratios to average net assets: #
     Expenses                                                                  0.60%           0.59%
     Net investment income                                                     0.10%           0.33%
     Expenses without waivers and reimbursements                               0.80%           1.42%
     Net investment income without waivers and re-imbursements                (0.10%)         (0.50%)
Portfolio turnover rate                                                          33%              5%

* Commencement of operations.
# Short periods have been annualized.

                         See notes to financial statements.

To the Trustees and Shareholders of
Mutual Fund Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chase Equity Growth Fund II (a separate portfolio of Mutual Fund Investment Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for the year ended December 31, 2000 and for the period July 1, 1999 (commencement of operations) through December 31, 2000 and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 9, 2001